EXHIBIT 99.3

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-7

30 Year Conforming Alt-A 6 ½ Pass Through

Term Sheet

Collateral Size	$41 MM +/-

GWAC	6.9% +/- 10bps

WAM	358 +/-

California	7 % Approx.

FICO	705 +/-

Average Loan Balance	$161,000 +/-

WA LTV	78% +/-

Cash-Out Refi	45% +/-

SF/PUD	67% +/-
2-4 Family	20% +/-

Full Doc	16% +/-
Reduced Doc	55% +/-
No Doc	19% +/-
No Ratio	10% +/-

Investor Property	30% +/-

IO Loans	15% +/-

Prepay Penalty	1% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	8/30/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-7

30 Year Conforming Alt-A 7 Pass Through

Term Sheet

Collateral Size	$32 MM +/-

GWAC	7.5% +/- 10bps

WAM	358 +/-

California	3 % Approx.

FICO	692 +/-

Average Loan Balance	$139,000 +/-

WA LTV	82% +/-

Cash-Out Refi	32% +/-

SF/PUD	60% +/-
2-4 Family	34% +/-

Full Doc	7% +/-
Reduced Doc	55% +/-
No Doc	33% +/-
No Ratio	5% +/-

Investor Property	53% +/-

IO Loans	1% +/-

Prepay Penalty	2% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	8/30/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.